                                                                   Exhibit 10.35

                               IMMUNEX CORPORATION
                              AMENDED AND RESTATED
                          LEADERSHIP CONTINUITY POLICY
                             AS OF OCTOBER 25, 2001

                  The Company hereby adopts the Immunex Corporation Amended and Restated Leadership Continuity Policy for the benefit of certain employees of the Company and its Affiliates, on the terms and conditions hereinafter stated. All capitalized terms used herein are defined in Section 1 hereof.

                  17.   DEFINITIONS.  As hereinafter used:
                        -----------

                  17.1  "Affiliate" shall have the meaning set forth in Rule
                         ---------
12b-2 under Section 12 of the Exchange Act.


                  17.2  "Beneficial Owner" shall have the meaning set forth in
                         ----------------
Rule 13d-3 under the Exchange Act.


                  17.3  "Board" means the Board of Directors of the Company.
                         -----


                  17.4  "Cause" means (i) the willful and continued failure by
                         -----
the Eligible Employee to substantially perform the Eligible Employee's duties with the Company (other than any such failure resulting from the Eligible

Employee's incapacity due to physical or mental illness), or (ii) the willful engaging by the Eligible Employee in conduct which is demonstrably injurious to the Company, monetarily or otherwise. For purposes of this definition, no act,

or failure to act, on the Eligible Employee's part shall be deemed "willful"

unless done, or omitted to be done, by the Eligible Employee not in good faith or without reasonable belief that the Eligible Employee's act, or failure to act, was in the best interest of the Company.

                  17.5  "Change in Control" shall be deemed to have occurred if
                         -----------------

the event set forth in any one of the following paragraphs shall have occurred:

                             (I)   any Person, other than American Home Products

                  Corporation or any of its Affiliates, is or becomes the

                  Beneficial Owner, directly or indirectly, of securities of the

                  Company representing 35% or more of the combined voting power of the Company's
then outstanding securities, excluding any Person who becomes such a Beneficial

Owner in connection with a transaction described in clause (i) of paragraph (3) below; or


                        (II)   the following individuals cease for any reason to

constitute a majority of the number of directors then serving: individuals who,

as of the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) (i) whos appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3)

of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended or (ii) who is an Investor Director nominated by

American Home Products Corporation or any of its Affiliates; or


                        (III)  there is consummated a merger or consolidation of

the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereto), at least 60% of the combined voting power of the securities of the

Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than American Home Products Corporation and its Affiliates) is

or becomes the Beneficial Owner, directly or indirectly, of securities of the

Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the

                  Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding

                  securities; or

                        (IV)   the shareholders of the Company approve a plan of

                  complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the

                  Company of all or substantially all of the Company's assets,

                  other than a sale or disposition by the Company of all or

                  substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting

                  securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or


                        (V)    American Home Products Corporation (together with

                  its Affiliates), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any

                  securities acquired directly from the Company or its

                  Affiliates) representing 70% or more of the combined voting power of the Company's then outstanding securities.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

                  17.6  "Code" means the Internal Revenue Code of 1986, as it
                         ----
may be amended from time to time.

                  17.7  "Company" means Immunex Corporation (collectively
                         -------
with its subsidiaries), or any successors thereto.


                  17.8  "Eligible Employee" means any employee of the Company
                         -----------------
who is a Tier 1, Tier 2 or Tier 3 Employee. An Eligible Employee becomes a

"Severed Employee" once he or she incurs a Severance.
 ----------------

                  17.9  "Exchange Act" shall mean the Securities Exchange Act of
                         ------------
1934, as amended from time to time.


                  17.10 "Excise Tax" shall mean any excise tax imposed under
                         ----------
section 4999 of the Code.


                  17.11 "Good Reason" in respect of an Eligible Employee means,
                         -----------
the occurrence, on or after the date of a Change in Control and without the affected Eligible Employee's written consent, of (i) the assignment to the

Eligible Employee of duties in the aggregate that are inconsistent with the

Eligible Employee's level of responsibility immediately prior to the date of the

Change in Control or any diminution in the nature or status of the Eligible

Employee's responsibilities from those in effect immediately prior to the date of the Change in Control (including, without limitation, in the case of a Tier 1 Employee who was, immediately prior to the Change in Control, an executive officer of the Company, such employee ceasing to be an executive officer of a public company); (ii) a reduction by the Company in the Eligible Employee's annual base salary, annual incentive compensation opportunity, or long term incentive compensation opportunity (including an adverse change in performance criteria or a decrease in the target amount of annual or long term incentive compensation) from that in effect immediately prior to the Change in Control; or

(iii) the relocation of the Eligible Employee's principal place of employment to a location more than fifty (50) miles from the Eligible Employee's principal place of employment immediately prior to the date of the Change in Control.

Notwithstanding the preceding sentence, any termination of employment by a Tier

1 Employee, whether voluntary or involuntary, for any reason or no reason, after the first anniversary of a Change in Control but within sixty (60) days following such anniversary shall be deemed to constitute a termination for Good

Reason hereunder, provided that, for purposes of this sentence only, in determining whether a Change in Control has occurred pursuant to Section 1.5(1),

any securities acquired by any Person directly from the Company shall not be included in the securities beneficially owned by such Person.


                  17.12 "Gross-Up Payment" shall have the meaning set forth in
                         ----------------
Section 2.4 hereof.


                  17.13 "Person" shall have the meaning given in Section 3(a)(9)
                         ------
of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii)

an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  17.14 "Plan" means the Immunex Corporation Amended and
                         ----
Restated Leadership Continuity Policy, as set forth herein, as it may be amended from time to time.


                  17.15 "Plan Administrator" means the person or persons

appointed from time to time by the Board which appointment may be revoked at any time by the Board.


                  17.16 A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:


                        (I)    the Company enters into an agreement, the

                  consummation of which would result in the occurrence of a

                  Change in Control;


                        (II)   the Company or any Person publicly announces an

                  intention to take or to consider taking actions which, if

                  consummated, would constitute a Change in Control;


                        (III)  any Person, other than American Home Products

                  Corporation or any of its Affiliates, becomes the Beneficial

                  Owner, directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or


                        (IV)   the Board adopts a resolution to the effect that

                  a Potential Change in Control has occurred.

                  17.17  "Savings Plan" means the Immunex Corporation Profit
                          ------------
Sharing 401(k) Plan and Trust, as it may be amended and restated from time to time, or any successor thereto.


                  17.18  "Severance" means the termination of an Eligible
                          ---------

Employee's employment with the Company on or within two (2) years following the date of the Change in Control, (i) by the Company other than for Cause, or (ii)

by the Eligible Employee for Good Reason. An Eligible Employee will not be considered to have incurred a Severance if his or her employment is discontinued

by reason of the Eligible Employee's death or a physical or mental condition causing such Eligible Employee's inability to substantially perform his or her duties with the Company, including, without limitation, such condition entitling him or her to benefits under any sick pay or disability income policy or program of the Company.


                  17.19  "Severance Date" means the date on or after the date of
                          --------------

the Change in Control on which an Eligible Employee incurs a Severance.


                  17.20  "Severance Pay" means the payment determined pursuant
                          -------------

to Section 2.1, 2.2 and 2.3 hereof, as applicable.


                  17.21  "Tier 1 Employee" means any executive officer of the
                          ---------------

Company.



                  17.22  "Tier 2 Employee" means any senior vice president or
                          ---------------

vice president of the Company who is not a Tier 1 Employee.


                  17.23  "Tier 3 Employee" means any employee who is a senior
                          ---------------

director or director of the Company or any employee of the Company whose pay grade level is equivalent to that of a senior director or director, who is not a

Tier 1 or Tier 2 Employee.


                  18.    BENEFITS.
                         --------

                  18.1   Each Tier 1 Employee who incurs a Severance shall be

entitled, subject to Section 2.10, to receive Severance Pay equal to (i) the sum of his or her annual base salary, his or her target annual incentive compensation with respect to the year in which the Change in Control occurs, and the value of the
contributions or allocations made, as applicable, on his or her behalf to the

Savings Plan with respect to the calendar year immediately preceding the calendar year of the Change in Control, (ii) multiplied by three (3). For purposes of this Section, annual base salary shall be determined immediately prior to the Severance (without regard to any reductions therein which constitute Good Reason). The Severance Pay due to a Tier 1 Employee in

accordance with this Section shall be paid to such employee no later than fifteen (15) days immediately following the expiration of the revocation period if any, applicable to such Severed Employee's release described in Section 2.10.



                  18.2   Each Tier 2 Employee who incurs a Severance shall be

entitled, subject to Section 2.10, to receive Severance Pay equal to (i) the sum of his or her annual base salary, his or her highest target incentive compensation with respect to the year in which the Change in Control occurs, and the value of the contributions or allocations made, as applicable, on his or her behalf to the Savings Plan with respect to the calendar year immediately preceding the calendar year of the Change in Control, (ii) multiplied by two

(2). For purposes of this Section, annual base salary shall be determined immediately prior to the Severance (without regard to any reductions therein which constitute Good Reason). The Severance Pay due to a Tier 2 Employee in

accordance with this Section shall be paid to such employee no later than fifteen (15) days immediately following the expiration of the revocation period,

if any, applicable to such Severed Employee's release described in Section 2.10.


                  18.3   Each Tier 3 Employee who incurs a Severance shall be

entitled, subject to Section 2.10, to receive Severance Pay equal to the sum of his or her annual base salary, his or her highest target incentive compensation with respect to the year in which the Change in Control occurs, and the value of the contributions or allocations made, as applicable, on his or her behalf to th calendar year of the Change in Control. For purposes of this Section, annual base salary shall be determined immediately prior to the Severance (without regard to any reductions therein which constitute Good Reason). The Severance

Pay due to a Tier 3 Employee in accordance with this Section shall be paid to such employee no later than fifteen (15) days immediately following the expiration of the revocation period, if any, applicable to such Severed

Employee's release described in Section 2.10.

                  18.4   If any of the payments or benefits received or to be

received by a Tier 1 Employee in connection with the Change in Control or his or her termination of employment (whether pursuant to the terms of this Plan or any other plan, arrangement or agreement) (such payments or benefits, excluding the

Gross-Up Payment, being hereinafter referred to as the "Tier 1 Total Payments")

will be subject to the Excise Tax, the Company shall pay to the Tier 1 Employee an additional amount (the "Gross-Up Payment") such that the net amount retained by the Eligible Employee, after deduction of any Excise Tax on the Tier 1 Total

Payments, any federal, state and local income and employment taxes and Excise

Tax upon the Gross-Up Payment and after taking into account the phase out of itemized deductions and personal exemptions attributable to the Gross-Up

Payment, shall be equal to the Tier 1 Total Payments. The amount of the Gross-Up

Payment, if any, shall be determined by the Plan Administrator or any person or entity designated by the Plan Administrator. The Gross-Up Payment, if any, shall be paid in a cash lump sum, as soon as practicable following the Severance Date,

but, in any event, not later than twenty (20) business days immediately following the expiration of the revocation period, if any, applicable to such

Severed Employee's release, described in Section 2.10.



                  18.5   If any of the payments or benefits received or to be

received by a Tier 2 or Tier 3 Employee in connection with the Change in Control or his or her termination of employment (whether pursuant to the terms of this

Plan or any other plan, arrangement or agreement) (such payments or benefits being hereinafter referred to as the "Tier 2/3 Total Payments") would be subject

(in whole or part), to the Excise Tax, then, after taking into account any reduction in the Tier 2/3 Total Payments provided by reason of section 280G of the Code in such other plan, arrangement or agreement, the Severance Pay shall be reduced to the extent necessary so that no portion of the Tier 2/3 Total

Payments is subject to the Excise Tax but only if (A) the net amount of such

Tier 2/3 Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Tier 2 Total Payments) is greater than or equal to (B) the net amount of such Tier 2/3 Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Tier 2/3 Total Payments and the amount of Excise

Tax to which the Tier 2 or Tier 3 Employee would be subject in respect of such unreduced Tier 2/3 Total Payments).

                  18.6   The Company shall provide each Severed Employee with

individual outplacement services, in a manner consistent with such Severed

Employee's position prior to the Change in Control, for a period of up to twelve

(12) months, commencing on the date such Severed Employee first uses the outplacement services.



                  18.7   Commencing on the day immediately following a Severed

Employee's Severance Date, until (i) the third anniversary of the Severance Date for Tier 1 Employees, (ii) the second anniversary of the Severance Date for Tier

2 Employees or (iii) the first anniversary of the Severance Date for Tier 3

Employees, as applicable, the Company shall provide such Severed Employee and anyone entitled to claim under or through such Severed Employee all (a) benefits under any group hospitalization, health care plan, dental care plan, life or other insurance or death benefit plan, or other present or future similar group employee benefit plan or program of the Company (excluding any benefits provided under any Company disability program or plan), and (b) other perquisites,

including, without limitation, financial counseling and tax planning services by

AYCO or a company providing comparable equivalent services, to the same extent as if such Severed Employee had continued to be an employee during such period.

If, during the period in which a Severed Employee is entitled to extended benefit coverage pursuant to this Section, a Severed Employee obtains employment which provides substantially similar benefits to any of the benefits described in (a), coverage under the applicable plans and programs of the Company shall become secondary to the coverage provided through such employment. The coverage period for purposes of the group health continuation requirements of section

4980B of the Code shall commence immediately following the end of the period in which a Severed Employee is entitled to extended benefit coverage pursuant to this Section.



                  18.8   The Company shall pay to each Eligible Employee all

reasonable legal fees and expenses incurred by such Eligible Employee in pursuing any claim under the Plan in which such Eligible Employee prevails in any material respect.

                  18.9   In the event of a claim by an Eligible Employee as to

the amount or timing of any distribution, such Eligible Employee shall present the reason for his or her claim in writing to the Plan

Administrator. The Plan Administrator shall, within sixty (60) days after receipt of such written claim, send a written notification to the Eligible

Employee as to its disposition. In the event the claim is wholly or partially denied, such written notification shall (i) state the specific reason or reasons for the denial, (ii) make specific reference to pertinent Plan provisions on which the denial is based, (iii) provide a description of any additional material or information necessary for the Eligible Employee to perfect the claim and an explanation of why such material or information is necessary, and (iv)

set forth the procedure by which the Eligible Employee may appeal the denial of his or her claim. In the event an Eligible Employee wishes to appeal the denial of his or her claim, he or she may request a review of such denial by making application in writing to the Plan Administrator within sixty (60) days after receipt of such denial. Such Eligible Employee (or his or her duly authorized legal representative) may, upon written request to the Plan Administrator,

review any documents pertinent to his or her claim, and submit in writing,

issues and comments in support of his or her position. Within sixty (60) days after receipt of a written appeal (unless special circumstances, such as the need to hold a hearing, require an extension of time, but in no event more than one hundred twenty (120) days after such receipt), the Plan Administrator shall notify the Eligible Employee of the final decision. The final decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.


                  18.10  No Severed Employee shall be eligible to receive

Severance Pay or other benefits under the Plan unless he or she first executes a written release substantially in the form attached hereto as Schedule A, (or, if the Severed Employee is not a United States employee, a similar release which is in accordance with the applicable laws of the relevant jurisdiction).


                  18.11  The Company shall be entitled to withhold from amounts to be paid to the Severed Employee hereunder any federal, state or local withholding or other taxes or charges (or foreign equivalents of such taxes or charges) which it is from time to time required to withhold.

                  19.    PLAN ADMINISTRATION.
                         -------------------

                  19.1  The Plan Administrator shall administer the Plan and may interpret the  Plan, prescribe, amend and rescind rules and regulations under the Plan and make all other determinations necessary or advisable for the administration of the Plan, subject to all of the provisions of the Plan,

including, without limitation, Section 2.9 thereof.


                  19.2  The Plan Administrator may delegate any of its duties hereunder to such person or persons from time to time as it may designate.



                  19.3  The Plan Administrator is empowered, on behalf of the

Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the

Plan. The functions of any such persons engaged by the Plan Administrator shall be limited to the specified services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan. Such persons shall exercise no discretionary authority or discretionary control respecting the management of the Plan. All reasonable expenses thereof shall be borne by the Company.


                  20.   PLAN MODIFICATION OR TERMINATION.
                        --------------------------------

                  The Plan may be amended or terminated by the Board at any

time; provided, however, that the Plan may not be terminated or amended during the pendency of, or within six (6) months following, a Potential Change in

Control or within two (2) years following a Change in Control.


                  21.   GENERAL PROVISIONS.
                        ------------------

                  21.1  Except as otherwise provided herein or by law, no right or interest of any Eligible Employee under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including without limitation by execution, levy, garnishment,

attachment, pledge or in any manner; no attempted assignment or transfer thereof shall be effective; and no right or interest of any Eligible Employee under the

Plan shall be liable for, or subject to, any obligation or liability of such

Eligible Employee.

When a payment is due under this Plan to a Severed Employee who is unable to care for his or her affairs, payment may be made directly to his or her legal guardian or personal representative.


                  21.2  If the Company is obligated by law or by contract to pay severance pay, a termination indemnity, notice pay, or the like, or if the

Company is obligated by law to provide advance notice of separation ("Notice

Period"), then any Severance Pay hereunder shall be reduced by the amount of any such severance pay, termination indemnity, notice pay or the like, as applicable, and by the amount of any compensation received during any Notice

Period.


                  21.3  Neither the establishment of the Plan, nor any

modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Eligible Employee, or any person whomsoever, the right to be retained in the service of the Company,

and all Eligible Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.


                  21.4  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.


                  21.5  This Plan shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Eligible Employee, present and future, and any successor to the Company. If a Severed Employee shall die while any amount would still be payable to such Severed Employee hereunder if the Severed Employee had continued

to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the executor, personal representative or administrators of the Severed Employee's estate.


                  21.6  The headings and captions herein are provided for

reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                  21.7  The Plan shall not be funded. No Eligible Employee shall have any right to, or interest in, any assets of the Company which may be applied by the Company to the payment of benefits or other rights under this

Plan.


                  21.8  Any notice or other communication required or permitted pursuant to the terms hereof shall have been duly given when delivered or mailed by United States Mail, first class, postage prepaid, addressed to the intended recipient at his, her or its last known address.


                  21.9  This Plan shall be construed and enforced according to the laws of the State of New York to the extent not preempted by federal law,

which shall otherwise control.

                                                                      SCHEDULE A

                     WAIVER AND RELEASE OF CLAIMS AGREEMENT
                     --------------------------------------

                  YOU HAVE BEEN ADVISED TO CONSULT AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT.

                  YOU HAVE [FORTY-FIVE (45)] [TWENTY-ONE (21)] DAYS AFTER RECEIVING THIS AGREEMENT TO CONSIDER WHETHER TO SIGN IT.

                  AFTER SIGNING THIS AGREEMENT, YOU HAVE ANOTHER SEVEN (7) DAYS IN WHICH TO REVOKE IT, AND IT DOES NOT TAKE EFFECT UNTIL THOSE SEVEN (7) DAYS HAVE ENDED.

                  In consideration of, and subject to, the payments to be made to me by Immunex Corporation ("Immunex") or any of its subsidiaries, pursuant to the Immunex Corporation Amended and Restated Leadership Continuity Policy (the "Plan"), which I acknowledge that I would not otherwise be entitled to receive, I hereby waive any claims I may have for employment or re-employment by Immunex or any subsidiary or parent of Immunex after the date hereof, and I further agree to and do release and forever discharge Immunex or any subsidiary or parent of Immunex and their respective past and present officers, directors, shareholders, employees and agents from any and all claims and causes of action, known or unknown, arising out of or relating to my employment with Immunex or any subsidiary or parent of Immunex or the termination thereof, including, but not limited to, wrongful discharge, breach of contract, tort, fraud, the Civil Rights Acts, Age Discrimination in Employment Act, Employee Retirement Income Security Act, Americans with Disabilities Act, or any other federal, state or local legislation or common law relating to employment or discrimination in employment or otherwise.

                  Notwithstanding the foregoing or any other provision hereof, nothing in this Waiver and Release of Claims Agreement shall adversely affect
(i) my rights under the Plan; (ii) my rights to benefits other than severance benefits under plans, programs and arrangements of Immunex or any subsidiary or parent of Immunex; or (iii) my rights to indemnification under any indemnification agreement, applicable law and the certificates of incorporation and bylaws of Immunex and any subsidiary or parent of Immunex, and my rights under any director's and officer's liability insurance policy covering me.

                  I acknowledge that I have signed this Waiver and Release of Claims Agreement voluntarily, knowingly, of my own free will and without reservation or duress, and that no promises or representations, written or oral, have been made to me by any person to induce me to do so other than the promise of payment set forth in the first paragraph above and Immunex's acknowledgment of my rights reserved under the second paragraph above.

                  I understand that this release will be deemed to be an application for benefits under the Plan, and that my entitlement thereto shall be governed by the terms and conditions of the Plan, and I expressly hereby consent to such terms and conditions.

                  I acknowledge that I have been given not less than [forty-five
(45)] [twenty-one (21)] days to review and consider this Waiver and Release of Claims Agreement, and that I have had the opportunity to consult with an attorney or other advisor of my choice and have been advised by Immunex to do so if I choose. I may revoke this Waiver and Release of Claims Agreement seven (7) days or less after its execution by providing written notice to Immunex.

                  Finally, I acknowledge that I have carefully read this Waiver and Release of Claims Agreement and understand all of its terms. This is the entire Agreement between the parties and is legally binding and enforceable.

                  This Waiver and Release of Claims Agreement shall be governed and interpreted under federal law and the laws of New York.

                  I knowingly and voluntarily sign this Waiver and Release of Claims Agreement.

Date Delivered to Employee:                          Immunex Corporation

___________________________

Date Signed by Employee:                    By:  _______________________

________________________                    Title:  ______________________

Seven-Day Revocation Period Ends:

____________________________

Signed:  _________________                  Date:  ______________________

____________________________
    (Print Employee's Name)